UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                          -----------------------

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

                          -----------------------

              Date of Report (Date of earliest event reported):
                               April 23, 2002


                          MARATHON OIL CORPORATION
             (Exact Name of Registrant as Specified in Charter)



          Delaware                    1-5153                 25-0996816
     --------------------         ------------------       -------------------
(State or Other Jurisdiction   (Commission File Number)    (IRS Employer
      of Incorporation)                                  Identification Number)


                5555 San Felipe Road, Houston, TX 77056-2723
              -----------------------------------------------
                  (Address of Principal Executive Offices)

                               (713) 629-6600
                       ------------------------------
            (Registrant's telephone number, including area code)


ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

          99.1  Marathon Oil Corporation updated Outlook section.

ITEM 9.  Regulation FD Disclosure

       Marathon Oil Corporation (Marathon)is furnishing information under Regulation FD to update the Outlook section of its Form 10-K for the fiscal year ended December 31, 2001.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         MARATHON OIL CORPORATION


By:      /s/ A. G. Adkins
         -----------------------------
         A. G. Adkins
         Vice President - Accounting and Controller



Dated:  April 23, 2002